UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CORBUS PHARMACEUTICALS HOLDINGS, INC.

500 River Ridge Drive

Norwood, MA 02062

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on December 20, 2022

To the Stockholders of

Corbus Pharmaceuticals Holdings, Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) will be held on December 20, 2022, beginning at 9:00 a.m. eastern time. The Special Meeting will be held live via the internet, at www.virtualshareholdermeeting.com/CRBP2022SM.

At the Special Meeting, stockholders will act on the following matters:

•
Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our shares of Common Stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding or held by the Company in treasury at a specific ratio, ranging from one-for-four (1:4) to one-for-forty (1:40), with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split”); and
•
Approval of the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the foregoing proposal (the “Adjournment”).

Only stockholders of record at the close of business on November 7, 2022 are entitled to receive notice of and, except with respect to any shares of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), of the Company or fractions thereof automatically redeemed in the Initial Redemption (as defined below), to vote at the Special Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the Special Meeting live via the internet or not, you may submit a proxy to vote your shares over the internet, by phone, or by requesting a printed copy of the proxy materials and marking, signing, dating and mailing the proxy card in the envelope provided. If you attend the Special Meeting live via the internet and prefer to vote during the Special Meeting, you may do so even if you have already submitted a proxy to vote your shares. We designed the format of this year’s Special Meeting to ensure that our stockholders who attend the Special Meeting live via the internet will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

You will be able to attend the Special Meeting, vote your shares, and submit your questions during the Special Meeting live via the internet by visiting www.virtualshareholdermeeting.com/CRBP2022SM. To attend, vote and submit questions during the Special Meeting, visit www.virtualshareholdermeeting.com/CRBP2022SM and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card. If you are a registered holder, you must register using the Control Number included on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting live via the internet (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CRBP2022SM.

As a result of the dividend of the shares of Series A Preferred Stock declared on October 12, 2022, each holder of shares of our Common Stock also holds a number of one eight-thousandths of a share of our Series A Preferred Stock equal to the whole number of shares of Common Stock held by such holder. Because any one eight-thousandths of a share of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed as of such time (the “Initial Redemption”), if you fail to submit a proxy to vote your shares or attend the Special Meeting in order to do so, your shares of Series A Preferred Stock will be redeemed immediately prior to the opening of the polls at the Special Meeting and will not be entitled to vote at the Special Meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 20, 2022.

Our proxy materials including our Proxy Statement for the Special Meeting and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

Yuval Cohen
Chief Executive Officer

November , 2022

Norwood, Massachusetts

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

800-429-6512

CORBUS PHARMACEUTICALS HOLDINGS, INC.

500 RIVER RIDGE DRIVE

NORWOOD, MA 02062

PROXY STATEMENT

This proxy statement contains information related to the Special Meeting of Stockholders (the “Special Meeting”) of Corbus Pharmaceuticals Holdings, Inc. (the “Company”) to be held on December 20, 2022 at 9:00 a.m. eastern time, or at such other time and place to which the Special Meeting may be adjourned or postponed. The Special Meeting will be held live via the internet, at www.virtualshareholdermeeting.com/CRBP2022SM. The enclosed proxy is solicited by the Board of Directors of the Company (the “Board”). The proxy materials relating to the Special Meeting are being mailed to stockholders entitled to vote at the meeting on or about November 15, 2022. A list of record holders of the Company’s capital stock entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, at our principal offices at 500 River Ridge Drive, Norwood, Massachusetts, 02062, during normal business hours for ten days prior to the Special Meeting (the “Stockholder List”).

ABOUT THE MEETING

Why are we calling this Special Meeting?

We are calling the Special Meeting to seek the approval of our stockholders:

•
Adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our shares of Common Stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding or held by the Company in treasury at a specific ratio, ranging from one-for-four (1:4) to one-for-forty (1:40), with the exact ratio to be determined by the Board without further approval or authorization of our stockholders (the “Reverse Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal”); and
•
Approval of the adjournment of the special meeting to the extent there are insufficient votes at the Special Meeting to approve the Reverse Stock Split Proposal (the “Adjournment”).

What are the Board’s recommendations?

Our Board believes that the Reverse Split and amendment to the Charter effecting the Reverse Split are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR the Reverse Stock Split Proposal and FOR the Adjournment to the extent required.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote (or submit a proxy to vote) online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on the record date, November 7, 2022, are entitled to receive notice of the Special Meeting and, except with respect to any shares of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), of the Company or fractions thereof automatically redeemed in the Initial Redemption (as defined below), to vote the shares of capital stock of the Company that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our Common Stock are entitled to one vote per share on each matter to be voted upon. Notwithstanding the foregoing, holders of our outstanding shares of Series A Preferred Stock will only be entitled to vote such shares on the Proposal No. 1 to amend the Charter and will only be able to vote such shares of Series A Preferred Stock on such proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption as described below in the accompanying proxy statement.

As of the record date, we had [ ] outstanding shares of Common Stock and [__] outstanding shares of Series A Preferred Stock.

How many votes are allocated to each share of Common Stock and each share of Series A Preferred Stock?

Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before our annual meeting. As previously announced on October 12, 2022, the Board declared a dividend of one eight-thousandth (8/1,000th) of a share of Series A Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on October 22, 2022. The holders of Series A Preferred Stock have 62,500,000 votes per whole share of Series A Preferred Stock (i.e., 500,000 votes per one eight-thousandth of a share of Series A Preferred Stock) and are entitled to vote with the Common Stock, together as a single class, on the Reverse Stock Split Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Special Meeting. Notwithstanding the foregoing, each share of Series A Preferred Stock redeemed pursuant to the Initial Redemption will have no voting power with respect to the Reverse Stock Split Proposal or any other matter. When a holder of Common Stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal, the corresponding number of fractional shares of Series A Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 5,000,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series A Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock.

All shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed as of such time (the “Initial Redemption”). Any outstanding shares of Series A Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the effectiveness of the amendment to the Charter to effect the Reverse Split.

Who can attend the Special Meeting?

All stockholders as of the record date, and their duly appointed proxies, may attend the Special Meeting.

How do I attend the Special Meeting?

To attend, vote and submit questions during the Special Meeting, visit www.virtualshareholdermeeting.com/CRBP2022SM and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card. Online access to the meeting will open approximately 15 minutes prior to the start of the Special Meeting.

How do I vote my shares?

Both stockholders of record and stockholders who hold their shares in “street name” can attend the Special Meeting, vote their shares, and submit their questions during the Special Meeting live via the internet by following the instructions below.

If you are a shareholder of record, you can vote your shares:

•
By submitting a proxy over the internet. Vote at www.proxyvote.com in advance of the meeting. The internet system for submitting proxies is available 24 hours a day until 11:59 p.m. Eastern Time on December 19, 2022. Once you enter the internet system, you can record and confirm (or change) your voting instructions.

•
By submitting a proxy via telephone. Use the telephone number shown on your proxy card. The telephone system for submitting proxies is available 24 hours a day in the United States until 11:59 p.m. Eastern Time on December 19, 2022. Once you enter the telephone system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
•
By mail. If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. If you received only a notice of internet availability but want to vote by mail, the notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 9 a.m. Eastern Time on December 20, 2022.
•
At the meeting. To vote during the Special Meeting, visit www.virtualshareholdermeeting.com/CRBP2022SM and enter the 16-digit control number included in your notice of internet availability of proxy materials or proxy card.

If your shares are held in a “street name,” the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to submit a proxy to vote your shares over the internet or by telephone. Unless you provide voting instructions, your shares will not be voted on any matter. To ensure that your shares are counted in each of the other proposals, we encourage you to provide instructions on how to vote your shares. To vote during the Special Meeting, visit www.virtualshareholdermeeting.com/CRBP2022SM and enter the 16-digit control number included in your voting instruction form. If you have questions about your control number, please contact your bank, broker or other custodian.

How can I submit a question for the Special Meeting?

Stockholders may submit questions in writing during the Special Meeting at www.virtualshareholdermeeting.com/CRBP2022SM. Stockholders will need their Control Number (which can be obtained by following the procedures described under the heading “How do I attend the Special Meeting?" above).

As part of the Special Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted in writing during the meeting in accordance with the Special Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Answers to any questions that are not addressed during the meeting will be published following the meeting on our website. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

What if I have technical difficulties during the Special Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting live via the internet. Please be sure to check in by 8:30 AM eastern time on December 20, 2022, the day of the Special Meeting, so we may address any technical difficulties before the Special Meeting begins live via the internet. If you encounter any difficulties accessing the Special Meeting, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting 15 minutes prior to the Special Meeting.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of both (i) the holders of at least one-third of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Special Meeting, and (ii) the holders of at least one-third of our Common Stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum for the Special Meeting. Shares that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our annual meeting for purposes of determining the presence of a quorum. Shares represented by properly completed proxy cards marked with voting instructions or returned without voting instructions, or for which abstentions occur, are counted as present for the purpose of determining whether a quorum is present. If each of the proposals to be brought before the Special Meeting are discretionary and if you beneficially own shares held through a bank, broker or other nominee, such shares will be counted as present for the purpose of determining the presence of a quorum if you provide voting instructions with respect to such shares or, if you fail to provide voting instructions with respect to such shares, if the broker through which your shares are owned exercises its discretionary authority on either of the proposals to be brought before the meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•
filing with the Secretary of the Company a notice of revocation;
•
sending in another duly executed proxy bearing a later date; or
•
attending the Special Meeting live via the internet and casting your vote by following the procedures described under the heading “How do I vote my shares?” above.

For purposes of submitting your proxy online or by phone before the Special Meeting, you may change your voting instructions until 11:59 PM eastern time on December 19, 2022.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Special Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a valid proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, and each of the matters to be brought before the Special Meeting is discretionary, your broker may vote your shares on your behalf.

What vote is required to approve each proposal?

Both (i) the holders of at least one-third of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Special Meeting and (ii) the holders of at least one-third of our Common Stock issued and outstanding and entitled to vote at the Special Meeting must be present, in person or by proxy, at the Special Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

•
With respect to Proposal No. 1 (the Reverse Split), the affirmative vote of the holders of a majority in voting power of the issued and outstanding shares of Common Stock and Series A Preferred Stock entitled to vote on the Reverse Split Proposal, voting together as a single class. Shares of Series A Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on the Reverse Stock Split Proposal and will be excluded from the calculation as to whether this proposal passes at the Special Meeting. Due to the voting power of the shares of Series A Preferred Stock and the redemption of the shares of Series A Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls in the Initial Redemption, the holders of Common Stock that submit a proxy to vote their shares at the Special Meeting or otherwise attend the Special Meeting in person or by proxy will effectively have enhanced voting power on Reverse Stock Split Proposal over stockholders that are not represented in person or by proxy at the Special Meeting. This means that the Reverse Stock Split Proposal could be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Common Stock. Shares of Common Stock that are not represented at the Special Meeting and abstentions with respect to such shares on the Reverse Stock Split Proposal will have the same effect as a vote against, with respect to such shares of Common Stock, the Reverse Stock Split Proposal. If Proposal No. 1 is discretionary and you fail to provide voting instructions with respect to any shares that you beneficially own through a bank, broker or other nominee, your broker may exercise its discretionary authority to vote such shares.
•
With respect to Proposal No. 2 (the Adjournment), the affirmative vote of a majority of votes cast by shares of our Common Stock entitled to vote at the Special Meeting. Abstentions with respect to this proposal and shares that are not represented at the Special Meeting are not counted as votes cast and will not affect the outcome of this proposal. If Proposal No. 2 is discretionary and you fail to provide voting instructions with respect to any shares that you beneficially own through a bank, broker or other nominee, your broker may exercise its discretionary authority to vote such shares.

Holders of the Common Stock will not have any dissenters’ or appraisal rights in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New

York Stock Exchange determines (i) Proposal No. 1 to be “non-routine,” the failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names, will have the same effect as a vote against such proposal and (ii) Proposal No. 2 to be “non-routine,” the failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names, will have no effect on the outcome of such proposal.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

Abstentions and, if such proposal is deemed to be “non-routine”, broker non-votes, if any with respect to Proposal No. 1 will have the same effect as a vote against such proposal. Abstention and, if such proposal is deemed to be “non-routine”, broker non-votes, if any, with respect to Proposal No. 2 will not affect the outcome of such proposal. If either Proposal No. 1 or Proposal No.2 are deemed to be discretionary, if you fail to provide voting instructions with respect to any shares that you beneficially own through a bank, broker or other nominee with respect to such proposal, your broker may exercise its discretionary authority to vote such shares on such proposal. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC, to assist in the solicitation of proxies and to provide related advice and informational support for a services fee, which is not expected to exceed $7,500.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL NO. 1: ADOPTION AND APPROVAL OF AN AMENDMENT OUR CHARTER TO EFFECT A REVERSE STOCK SPLIT OF OUR SHARES OF COMMON STOCK issued and outstanding or held by the Company in treasury, AT A SPECIFIC RATIO, RANGING FROM ONE-FOR-FOUR (1:4) TO ONE-FOR-FORTY (1:40), WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to adopt a series of proposed amendments to effect a reverse stock split (the “Charter Amendment”) of our shares of Common Stock issued and outstanding or held by the Company in treasury at a specific ratio based on a “reverse split factor” that is a whole number greater than or equal four (4) and less than or equal to forty (40) (the “Reverse Split Factor”), such that such reverse stock split shall be effected a ratio ranging from one-for-four (1:4) to one-for-forty (1:40) (the “Approved Split Ratios”), to be determined by the Board (the “Reverse Split”) in the form set forth on Appendix A to this proxy statement. A vote for this Proposal No. 1 will constitute approval and adoption of a separate Charter Amendment effecting the Reverse Split at each of the Approved Split Ratios that, once effected by filing the Charter Amendment with the Secretary of State of the State of Delaware, will combine a whole number of shares of our Common Stock between four and forty into one share of our Common Stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our Common Stock issued and outstanding.

Accordingly, stockholders are asked to adopt and approve each such Charter Amendment set forth in Appendix A to effect the Reverse Split, subject to the Board’s determination, at any time before or after stockholder approval thereof and without further action by the stockholders of the Company, and in its sole discretion, whether or not to implement (and whether or not to abandon) any such Charter Amendment and the Reverse Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Split must be effected on or prior to the one-year anniversary date of the Special Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware.

If adopted and approved by the requisite holders of our outstanding voting securities, the Reverse Split would be effected at an Approved Split Ratio approved by the Board, pursuant to the filing and effectiveness of the Charter Amendment reflecting such Approved Split Ratio, prior to the one-year anniversary date of the Special Meeting. The Board reserves the right to elect to abandon, at any time before or after stockholder approval thereof and prior to the filing and effectiveness of such Charter Amendment and without further action by our stockholders, any or all of the series of Charter Amendments and the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders. To the extent a certificate of amendment in the form attached as Appendix A is filed to effect the Reverse Stock at a ratio within the range of Approved Split Ratios, the Board will abandon each of the other series of Charter Amendments provided herein that would have otherwise effected the Reverse Split at each of the other Approved Split Ratios.

Purpose and Rationale for the Reverse Split

Avoid Delisting from the Nasdaq. On January 3, 2022, we received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Common Stock for the last 30 consecutive business days, we are not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market (the “Notice”). We were provided a compliance period of 180 calendar days from the date of the Notice, or until July 5, 2022, to regain compliance with the minimum closing bid requirement. On July 6, 2022, we received a letter from the Staff advising that we had been granted a second 180 calendar day period to regain compliance, or until January 2, 2023, to regain compliance with the minimum closing bid requirement. If at any time before January 2, 2023, the closing bid price of our Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, subject to Nasdaq’s discretion to extend this period to 20 consecutive business days, Nasdaq will provide written notification that we have achieved compliance with the minimum bid price requirement, and the matter would be resolved.

Failure to approve the Reverse Stock Split Proposal may potentially have serious, adverse effects on us and our stockholders. Our Common Stock could be delisted from Nasdaq because shares of our Common Stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the minimum bid price requirement. Our shares may then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets. In that event, our Common Stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our Common Stock.

As of November 7, 2022, our Common Stock closed at $[ ] per share on The Nasdaq Capital Market. The Reverse Split, if effected, would likely have the immediate effect of increasing the price of our Common Stock as reported on The Nasdaq Capital Market, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board has approved resolutions proposing, approving, adopting and declaring advisable the Charter Amendment to effect the Reverse Split and directed that it be submitted to our stockholders for adoption and approval at the Special Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

Other Effects. The Board also believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. The Reverse Split could help increase analyst and broker’s interest in Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our Common Stock and have the desired effect of maintaining compliance with Nasdaq.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Nasdaq minimum bid price requirement. However, the effect of the Reverse Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that (i) the per share price of our Common Stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our Common Stock after the Reverse Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

The proposed Reverse Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be harmed by the proposed Reverse Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.

Determination of the Ratio for the Reverse Split

If Proposal No. 1 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Charter Amendment and Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-four (1:4) or exceed a ratio of one-for-forty (1:40). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of November 7, 2022, after completion of the Reverse Split, we will have between [ ] and [ ] shares of Common Stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Split, subject to the treatment of any fractional shares as described herein. The number of stockholders of record also will not be affected by the proposed Reverse Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Split.

All shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed at such time in the Initial Redemption. Any outstanding shares of Series A Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the effectiveness of the amendment to our Charter effecting the Reverse Split.

The following table contains approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a 1:4 to 1:40 Reverse Split, without giving effect to any adjustments for fractional shares of Common Stock or the issuance of any derivative securities, as of November 7, 2022.

After Each Reverse Split Ratio

	Current	1:4	1:25	1:40
Common Stock Authorized(1)
Common Stock Issued and Outstanding
Number of Shares of Common Stock Reserved for Issuance(2)
Number of Shares of Common Stock Authorized but Unissued and Unreserved
Price per share, based on the closing price of our Common Stock on November 7, 2022	$	$	$	$

(1)	The Reverse Split will not have any impact on the number of shares of Common Stock we are authorized to issue under our Charter.

(2)

 Includes (i) [ ] shares of Common Stock issuable upon exercise of stock options, with a weighted average exercise price of $[ ] per share, under our 2014 stock option plan (the “Plan”), (ii) [ ] shares of Common Stock available for future issuance under the Plan and (iii)[ ] shares of Common Stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $[ ] per share.

After the effective date of the Reverse Split, our Common Stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be reported on Nasdaq under the symbol “CRBP”, assuming that we are able to regain compliance with the minimum bid price requirement, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of November 7, 2022 and are on a pre-Reverse Split basis), including:

•	[ ] shares of Common Stock issuable upon the exercise of stock options, at a weighted average exercise price of $[ ] per share under the Plan;

•	[ ] shares of Common Stock that are available for future issuance under the Plan; and

•	[ ] shares of Common Stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $[ ] per share.

The adjustments to the above securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Option Plan

As of November 7, 2022, we had [ ] shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under the Plan, as well as [ ] shares of Common Stock available for issuance under the Plan. Pursuant to the terms of the Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the Reverse Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the Plan will be similarly adjusted.

Effective Date

The proposed Reverse Split would become effective upon the filing of the Charter Amendment with the office of the Secretary of State of the State of Delaware unless a later effective time or date is set forth in the Charter Amendment. Upon the effectiveness of the filing of any Charter Amendment, shares of Common Stock issued and outstanding and shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into a number of new shares of Common Stock in accordance with the Approved Split Ratio set forth in this Proposal No. 1, with fractional shares treated as described herein. If the proposed Charter Amendment is not adopted and approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to the product of (i) such fraction, multiplied by, (ii) the average of the closing sales prices of our Common Stock on The Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split, multiplied by, (iii) the Reverse Split Factor. After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

Upon stockholder adoption and approval of this Proposal No. 1, if the Board elects to implement the proposed Reverse Split, stockholders otherwise entitled to receive fractional shares of Common Stock will be paid out in cash for such fractional shares. For example, assuming the Board elected to consummate an Approved Split Ratio of 1:4, if a stockholder held five shares of Common Stock immediately prior to the Reverse Split, then such stockholder would be entitled to receive, upon the effectiveness of the Reverse Split, one post-Reverse Split share of Common Stock and an amount in cash in lieu of a fractional share equal to such fraction multiplied by the average of the closing sales prices of one share of pre-Reverse Split Common Stock on The Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split multiplied by four.

Record and Beneficial Stockholders

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Common Stock they hold after the Reverse Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of shares of Common Stock that are represented by certificates shares as of immediately prior will be asked to surrender to the exchange agent such certificates in exchange for a new certificate representing the shares of Common Stock that such holder is entitled to receive upon the consummation of the Reverse Split and payment in cash in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrendered, each certificate that represented shares of

Common Stock immediately prior to the Reverse Split would continue to be valid and, upon the consummation of the Reverse Split, would represent the number of whole shares of Common Stock into which such shares of Common Stock represented by such certificate immediately prior to the Reverse Split were reclassified pursuant to the Reverse Split based on the approved exchange ratio of the Reverse Split selected by the Board. No new stock certificate representing any shares of Common Stock issued in the Reverse Split will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) that represented the shares of Common Stock held by such holder immediately prior to the Effective Time together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE SPLIT STOCK CERTIFICATE AND

SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal No. 1 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock upon the reclassification of their shares of Common Stock held immediately prior to the Reverse Split. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its shares of Common Stock held immediately prior to the Reverse Split and such stockholder’s holding period in the reduced number of shares will include the holding period in its shares of Common Stock held immediately prior to the Reverse Split. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

We will not recognize any gain or loss as a result of the proposed Reverse Split.

A stockholder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service. Stockholders of our Common Stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation

In accordance with our Charter, Bylaws and Delaware law, and as further discussed above under What vote is required to approve each proposal? and What are “broker non-votes”?, approval and adoption of this Proposal No. 1 requires the affirmative (“FOR”) vote of the holders of a majority in voting power of the issued and outstanding shares of Common Stock and Series A Preferred Stock entitled to vote on this Proposal No. 1, voting together as a single class. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by valid proxies will be voted “FOR” this proposal. Abstentions will have the same effect as a vote “AGAINST” this Proposal No. 1. If Proposal No. 1 is discretionary and you fail to provide voting instructions with respect to any shares that you beneficially own through a bank, broker or other nominee, your broker may exercise its discretionary authority to vote such shares. Please note that if you prefer that the Proposal No. 1 not be approved, you are advised to should cast your vote against the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL ONE.

PROPOSAL NO. 2: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING

TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE MEETING

TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL.

Adjournment of the Special Meeting

In the event that the number of shares of Common Stock and Series A Preferred Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Reverse Stock Split proposal is insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting as of the record date for such adjourned meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote and Recommendation

In accordance with our Charter, Bylaws and Delaware law, and as further discussed above under What vote is required to approve each proposal? and What are “broker non-votes”?, approval and adoption of this Proposal No. 2 requires the affirmative (“FOR”) vote of a majority of votes cast by the holders of the shares of our Common Stock present or represented by proxy and entitled to vote at the Special Meeting and voting affirmatively or negatively on such matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by valid proxies will be voted “FOR” this proposal. Abstentions with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Special Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

Yuval Cohen
Chief Executive Officer

November , 2022

Norwood, Massachusetts

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

800-429-6512

Appendix A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CORBUS PHARMACEUTICALS HOLDINGS, INC.

Corbus Pharmaceuticals Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Corporation is Corbus Pharmaceuticals Holdings, Inc.

SECOND: That a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at a meeting of stockholders held in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by adding the following after the first paragraph of Section A of Article FOURTH:

“Upon effectiveness (“Effective Time”) of this amendment to the Amended and Restated Certificate of Incorporation of the Corporation, a one-for-[  ]1 reverse stock split (the “Reverse Split”) of the Corporation’s shares of Common Stock that are issued and outstanding or held by the Corporation immediately prior to the Effective Time shall become effective, pursuant to which each [  ] (such number, the “Reverse Split Factor”) shares of Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to the Effective Time (“Old Common Stock”) shall automatically, and without any action by the holder thereof, be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (“New Common Stock”), subject to the treatment of fractional interests as described below and with no corresponding reduction in the number of authorized shares of Common Stock.

No fractional shares of New Common Stock will be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares of New Common Stock, will be entitled to receive cash (without interest) in lieu of fractional shares of New Common Stock, equal to the product of: (i) such fraction multiplied by (ii) the average of the closing sales prices of our Old Common Stock on the exchange the Corporation is currently trading during regular trading hours for the five consecutive trading days immediately preceding the date of the Effective Time multiplied by (iii) the Reverse Split Factor.

Each holder of a certificate or certificates representing one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate together with a properly completed and executed letter of transmittal in the form provided by the Corporation, a certificate or certificates representing the largest whole number of shares of New Common Stock to which such holder shall be entitled as a result of the Reverse Split. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, upon the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares formerly represented by such certificate have been reclassified pursuant to the Reverse Split (as well as the right to receive cash in lieu of any fractional shares of New Common Stock otherwise issuable in respect thereof after the Effective Time).”

FOURTH: That said amendment will have an Effective Time of 12:01 A.M., Eastern Time, on   .

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by duly authorized officer this    day of     , 2022.

CORBUS PHARMACEUTICALS, INC.

By: _______________________________

Name: Yuval Cohen

Title: Chief Executive Officer

1

Shall be a whole number equal to or greater than four (4) and equal to or lesser than forty (40), which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 19, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CRBP2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 19, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D92349-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 20, 2022:
The Notice and Proxy Statement is available at www.proxyvote.com.

D92350-TBD

PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

CORBUS PHARMACEUTICALS HOLDINGS, INC.

The undersigned appoints Yuval Cohen and Sean Moran, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock and preferred stock of Corbus Pharmaceuticals Holdings, Inc. held of record by the undersigned at the close of business on November 7, 2022, at the Special Meeting of Stockholders of Corbus Pharmaceuticals Holdings, Inc. to be held virtually at www.virtualshareholdermeeting.com/CRBP2022SM on December 20, 2022 at 9:00 AM Eastern Time, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Continued and to be signed on reverse side